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Subject Company: SuperGen, Inc.

Commission File No.: 0-27628

The following information, relating to the proposed acquisition of Astex Therapeutics Limited by SuperGen, Inc. pursuant to the terms of an Implementation Agreement, dated as of April 6, 2011, is available at http://www.astex-supergen.com, and was first published on April 6, 2011.

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astex therapeutics SuperGen


Announcing the proposed merger of
Astex Therapeutics and SuperGen

The merger of Astex Therapeutics and SuperGen represents a new opportunity for long-term value creation through fiscal strength, an expanded product portfolio, world-class drug discovery and global pharmaceutical partnerships in the development of innovative cancer therapies. Astex Pharmaceuticals, Inc. (NASDAQ: ASTX) will be the name of the new entity. **More »**

Download Proposed Merger Presentation

Joint Conference Call
April 7, 2011
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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

About



Astex Pharmaceuticals: Financially Strong. Oncology Focused.

The merger of **Astex Therapeutics** and **SuperGen** will create Astex Pharmaceuticals, a financially strong, global leader in innovative, small-molecule drug discovery, development and commercialization in oncology. The company will begin operations with:

- **Significant cash, ongoing revenues and potential milestones**
  - $120+ million in cash and cash equivalents post-deal closure
  - $52-$55 million in projected 2011 **Dacogen**® royalty revenue
  - Nearly $2 billion in partnered product milestones plus royalties
- **Productive partnerships with top-tier, innovative pharmaceutical companies**
  - Johnson & Johnson
  - Eisai
  - AstraZeneca
  - Novartis
  - GlaxoSmithKline
- **Seven drugs in clinical development, four in or entering Phase II, three already partnered with large pharmaceutical companies**
- **Global leader in innovative small-molecule drug discovery**
  - Expertise in epigenetic therapeutics and fragment-based drug discovery
- **Globally experienced management team and board of directors with clinical and regulatory development, manufacturing and commercialization expertise**

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics

SuperGen

About

Astex Pharmaceuticals: Financially Strong. Oncology Focused.

The merger of **Astex Therapeutics** and **SuperGen** will create Astex Pharmaceuticals, a financially strong, global leader in innovative, small-molecule drug discovery, development and commercialization in oncology. The company will begin operations with:

- **Significant cash, ong**
  - $120+ million ir
  - $52-$55 million
  - Nearly $2 billior
- **Productive partnersh**
  - Johnson & Johr
  - Eisai
  - AstraZeneca
  - Novartis
  - GlaxoSmithKlin
- **Seven drugs in clinic pharmaceutical comp**

Dacogen® (decitabine) for Injection

- **Premier revenue-generating partnerships with Eisai and Johnson & Johnson**
  - 2010 royalties: $52.5 million
  - 2011 royalty revenue guidance: Up to $55 million
- **Approved in more than 29 countries outside the United States**
- **Phase III elderly AML patient trial outcome reported**
  - Randomized AML trial did not statistically achieve the primary endpoint
  - Survival trend and positive additional data observed
  - FDA and EMEA submissions planned for 2011
- **AML clinical trial in pediatric patients in United States**
  - Additional 6 months of orphan drug market exclusivity to November 2013

- **Global leader in innovative small-molecule drug discovery**
  - Expertise in epigenetic therapeutics and fragment-based drug discovery
- **Globally experienced management team and board of directors with clinical and regulatory development, manufacturing and commercialization expertise**

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

Pipeline



Products in Clinical Development and Discovery

Program/Mechanism/Indication	Phase I	Phase II	Phase III	Marketed	Owned/Partnered
Dacogen® – Hypomethylator (MDS)					Johnson & Johnson; Eisai
Dacogen® – Hypomethylator (AML)					Johnson & Johnson; Eisai
AT13387 – Hsp90 inhibitor (GIST)					
AT7519 – CDK inhibitor (MM)					NOVARTIS
AT9283 – Aurora/Jak2 inhibitor (MM)					
Amuvatinib/MP470 (SCLC)					
SGI110 – DNMT inhibitor (MDS + AML)					
LEE011 – CDK4 inhibitor					NOVARTIS
AZD5363 – PKB/Akt inhibitor (Oncology)					AstraZeneca

Compound Name/Mechanism	Discovery	Preclinical	Phase I	Phase II	Partner
All Discovery Obligations Completed					
FGFr inhibitor (Oncology)			Progress confidential		janssen
AZDyyyy – Beta-secretase inhibitor (Alzheimer's)			Candidate selected		AstraZeneca
Discovery Obligations Ongoing					
Partner targets (Oncology)		Multiple discovery milestones achieved			janssen
Partner targets (Multiple therapeutic areas)		Multiple discovery milestones achieved			gsk GlaxoSmithKline
Epigenetic targets (Oncology)					gsk GlaxoSmithKline

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

Deal Structure

Proposed Deal Structure

Astex Therapeutics Shareholders

- Issued 35 percent of the total outstanding equity of SuperGen post-deal close
- Receive $25 million of cash upfront
- Receive $30 million in deferred payments in stock or cash through 2013

SuperGen would acquire assets and liabilities of Astex Therapeutics

The combined entity would be named Astex Pharmaceuticals, Inc., a NASDAQ-listed company (ASTX)

Anticipated deal closure in July 2011, pending shareholder approval, legal and regulatory review and clearance

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

Leadership



With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director



James S. J. Manuso, PhD, MBA

Chief Executive Officer and Chairman of the Board

Previously, Dr. Manuso served as president and chief executive officer of SuperGen.

He has been the co-founder of various pharmaceutical enterprises, including Galenica Pharmaceuticals, Inc.; PrimeTech Partners, a biotechnology venture management partnership; and co-founder and managing general partner of The Channel Group LLC, an international life sciences corporate advisory firm.

Prior to The Channel Group, he was president of the consulting firm Manuso, Alexander & Associates, Inc., and was a vice president and director of Health Care Planning and Development for The Equitable Companies (now Group Axa), where he also served as acting medical director.

He currently serves on the boards of Novelos Therapeutics, Inc. (NVLT:OB) and privately held KineMed, Inc., and previously the boards of Merrion Pharmaceuticals Ltd; Inflazyme Pharmaceuticals, Inc.; Symbiontics, Inc. (now ZyStor Therapeutics, Inc.); Quark Biotech, Inc.; Galenica Pharmaceuticals, Inc.; and Supratek Pharma, Inc.

Dr. Manuso earned a BA with Honors in economics and chemistry from New York University, a PhD in experimental psychophysiology from the Graduate Faculty of The New School University, a certificate in Health Systems Management from Harvard Business School, and an Executive MBA from Columbia Business School. He has authored over 30 chapters, articles, and books and has taught and lectured at Columbia, New York University, Georgetown, Polytechnic University, and Waseda University in Japan.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

Leadership



With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director



Harren Jhoti, PhD

President and Member of the Board

Harren Jhoti co-founded Astex in 1999 and was Chief Scientific Officer until November 2007 when he was appointed Chief Executive. In 2007 Dr. Jhoti was named by the Royal Society of Chemistry as 'Chemistry World Entrepreneur of the Year' for 2007. He has published widely including in leading journals such as Nature and Science and has also featured in TIME magazine after being named by the World Economic Forum a Technology Pioneer in 2005. Dr. Jhoti has served as a non-executive director of Iconix Inc. and as a member on the scientific advisory board of Cellzome Limited.

Before setting up Astex in 1999, he was Head of Structural Biology and Bioinformatics at GlaxoWellcome in the UK (1991-1999). Prior to Glaxo, Dr. Jhoti was a post-doctoral scientist at Oxford University and received his BSc (Hons) in Biochemistry in 1985, and PhD in Protein Crystallography from the University of London in 1989.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.



Leadership

With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Mohammad Azab, MD, MSc, MBA

Chief Medical Officer

Mr. Azab previously held the same position for SuperGen.

He has over 20 years of experience in worldwide drug development, clinical research, and medical affairs, with 8 approved drugs to his credit, including 6 in oncology.

Prior to SuperGen, he was president and CEO of Intradigm Corporation and before that served as executive vice president of Research and Development and chief medical officer of Vancouver, British Columbia-based QLT Inc., where he led clinical development for now-approved drugs in oncology, gastrointestinal, and ophthalmologic indications. He has also served as oncology drug team leader at UK-based AstraZeneca Pharmaceuticals, and was an international medical manager in oncology at Sanofi-Aventis Pharmaceuticals in Gentilly, France.

Dr. Azab received his medical degree from Cairo University. He practiced as a medical oncologist and received postgraduate training and degrees in oncology research and statistics from the University of Paris-Sud and the University of Pierre and Marie Curie in France. He has published more than 100 medical papers and abstracts. He is an active member of the American Society of Clinical Oncology, the American Association of Cancer Research, and the European Society of Medical Oncology. Dr. Azab received an MBA, with Distinction, from the Richard Ivey School of Business, University of Western Ontario.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

Leadership



With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Martin Buckland, DPhil, MBA

Chief Business Officer

Prior to the merger, Dr. Buckland served in the same capacity for Astex Therapeutics.

He has more than 20 years of commercial and business development experience in the pharmaceutical industry, with prior experience at Elan Pharmaceuticals, where he held the position of vice president of Global Business Development. His prior experience also includes a variety of business development and commercial management roles with Quintiles, Xenova, and Celltech.

Dr. Buckland has a BA and DPhil (PhD) in chemistry from the University of Oxford and an MBA from the Open Business School.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

About | Pipeline | Deal Structure | Leadership | News & SEC Filings | Events & Presentations | Contact Us

Leadership

With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Michael Molkentin, CPA

Chief Financial Officer and Corporate Secretary

Mr. Molkentin previously served in the same capacity for SuperGen.

Prior to SuperGen, Mr. Molkentin served as interim chief financial officer at Aradigm Corporation; as division controller for Thermo Finnigan Corporation, a subsidiary of Thermo Electron; and in a variety of financial management positions with technology companies Vanstar Corporation, Republic Telcom Systems, Inc., and Computer Automation, Inc. Mr. Molkentin is a CPA and received a BBA in accounting from Bernard M. Baruch College in New York City, New York.

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Visit Astex Therapeutics Website
Visit SuperGen Website

About
Pipeline
Deal Structure
Leadership
James S. J. Manuso
Harren Jhoti
Mohammad Azab
Martin Buckland
Michael Molkentin

News & SEC Filings
Press Kit
Events & Presentations
Contact Us

Forward-Looking Statement
Additional Information
Privacy Policy
Terms of Use

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

About | Pipeline | Deal Structure | Leadership | News & SEC Filings | Events & Presentations | Contact Us



Leadership

With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Peter Fellner, PhD

Vice Chairman

Peter Fellner was appointed as Chairman of Astex in 2002. He also serves as Chairman of Consort Medical plc, Optos plc, Biotie Therapies Corp and Vernalis plc. In addition, he is a director of the global biopharmaceutical company UCB SA. He has previously been Chairman of several other life science companies, including Acambis plc and Premier Research Group plc, until they each were sold during 2008.

He was previously Chairman of Celltech Group plc, one of Europe's largest biotechnology companies until its acquisition in 2004, having served as its CEO from 1990 to 2003. Before joining Celltech, Dr. Fellner served as CEO of Roche UK, from 1986 to 1990. From 1984 to 1986 he was Director of the Roche UK Research Centre.

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Visit Astex Therapeutics Website
Visit SuperGen Website

About
Pipeline
Deal Structure
Leadership
James S. J. Manuso
Harren Jhoti
Mohammad Azab
Martin Buckland
Michael Molkentin

News & SEC Filings
Press Kit
Events & Presentations
Contact Us

Forward-Looking Statement
Additional Information
Privacy Policy
Terms of Use

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

About | Pipeline | Deal Structure | Leadership | News & SEC Filings | Events & Presentations | Contact Us

Leadership

With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Walter J. Lack

Independent Director

Walter J. Lack has served as a director of SuperGen since February 2000. Mr. Lack is managing partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. He received his B.A. from Loyola Marymount University where he is a long standing member of the Board of Regents. He received his J.D. from Loyola Law School in Los Angeles.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

Leadership



With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Charles J. Casamento, RPh, MBA

Independent Director

Charles J. Casamento has served as a director of SuperGen since September 2002. Mr. Casamento is currently Executive Director and Principal of The Sage Group, a healthcare advisory group specializing in mergers, acquisitions, and partnerships between biotechnology companies and pharmaceutical companies. Mr. Casamento was the president and CEO of Osteologix, Inc., a public biopharmaceutical company developing products for treating osteoporosis, from 2004 through 2007. From 1999 through 2004, he served as chairman of the board, president and CEO of Questcor Pharmaceuticals, Inc. Mr. Casamento formerly served as RiboGene, Inc.'s president, CEO and chairman of the board from 1993 through 1999 until it merged with Cypros to form Questcor. He was co-founder, president and CEO of Interneuron Pharmaceuticals, Inc., a biopharmaceutical company, from 1989 until 1993. Mr. Casamento has also held senior management positions at Genzyme Corporation, where he was senior vice president, pharmaceuticals and biochemicals; American Hospital Supply, where he was vice president of business development and strategic planning for the Critical Care Division; Johnson & Johnson, Hoffmann-LaRoche, Inc. and Sandoz Inc. Mr. Casamento also serves on the Boards of Directors of CORTEX Pharmaceuticals and VIVUS, Inc. He holds a bachelor's degree in Pharmacy from Fordham University and an M.B.A. from Iona College and is a licensed pharmacist in the states of New York and New Jersey.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

Leadership



With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

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Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Thomas V. Girardi, JD, LLM

Independent Director

Thomas V. Girardi has served as a director of SuperGen since May 2000. Mr. Girardi is senior partner of Girardi & Keese, a law firm specializing in major business litigation, where he has worked since 1964. Mr. Girardi has served as national president and Los Angeles chapter president of the American Board of Trial Advocates, has also served as president of the International Academy of Trial Lawyers, an organization limited to 500 trial lawyers in America, 2005 to 2006 and is a member of the Inner Circle of Advocates, American Board of Professional Liability Lawyers, International Society of Barristers, and American Trial Lawyers Association. Mr. Girardi is also a member of the board of directors of Boyd Gaming, Inc. He received his B.S. from Loyola Marymount University, his J.D. from Loyola Law School and an L.L.M. from New York University.

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

About | Pipeline | Deal Structure | **Leadership** | News & SEC Filings | Events & Presentations | Contact Us

Leadership

With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Allan R. Goldberg, PhD

Independent Director

Allan R. Goldberg, Ph.D. has served as a director of SuperGen since March 2005. Dr. Goldberg is a co-founder and currently serves as a managing partner of The Channel Group LLC (TCG), a global life sciences venture management and strategic advisory organization with expertise in business, financial, and commercial development. Prior to his affiliation with TCG, Dr. Goldberg co-founded PrimeTech Partners, a venture management partnership whose purpose was to create, finance and develop biomedical companies. From 1989 to 1997, Dr. Goldberg held various senior management positions including chief scientific officer, chairman and chief executive officer at Innovir Laboratories, Inc., a NASDAQ-listed biotechnology company he co-founded. He currently is a director and co-founder of ZyStor Therapeutics, Inc., a Milwaukee-based biotechnology company. In addition, he also is on the Board of Directors of LCT BioPharma Inc., the U.S. subsidiary of Living Cell Technologies Limited (ASX:LCT), and of Lesanne Life Sciences, LLC. Prior to Innovir, Dr. Goldberg was a professor of virology and a Richard King Mellon Foundation Fellow at The Rockefeller University from 1971 to 1989. Dr. Goldberg has served as a consultant to several large pharmaceutical companies as well as numerous private and public academic institutions. He earned a B.A. in English and Mathematics from Cornell University and a Ph.D. in Biochemistry/Biology from Princeton University, and was a postdoctoral fellow at Albert Einstein College of Medicine.

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Visit Astex Therapeutics Website
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About
Pipeline
Deal Structure
Leadership
James S. J. Manuso
Harren Jhoti
Mohammad Azab
Martin Buckland
Michael Molkentin

News & SEC Filings
Press Kit
Events & Presentations
Contact Us

Forward-Looking Statement
Additional Information
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Terms of Use

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

Leadership



With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

Tim Haines, MBA

Independent Director

Tim Haines has more than 25 years of international management experience in the life sciences industry. Before joining Abingworth in September 2005 he was Chief Executive of the Abingworth portfolio company, Astex Therapeutics. Tim was with Astex for more than five years and was instrumental in establishing it as one of the leading UK biotechnology companies. Previously, Tim was Chief Executive of two divisions of the publicly-listed medical technology company, Datascope Corp. Prior to Datascope, he held a number of other senior management positions in the US and Europe. Current and past board positions include Astex Therapeutics, Fovea (Sanofi-Aventis), HBI (Meda) IMI, KSpine, PowderMed (Pfizer), Stanmore Implants and XCounter (AIM). Tim has a BSc from Exeter University and an MBA from INSEAD.

He is a former Director of the Biotechnology Industry Association and currently sits on the Venture Committee of the BVCA. At Abingworth, he identifies and creates new businesses and provides support for portfolio companies.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

Leadership

With the merger of **Astex Therapeutics** and **SuperGen**, Astex Pharmaceuticals will have an executive management team and directors who offer decades of global knowledge and experience in drug discovery and development.

Ismail Kola, PhD

Independent Director

Ismail Kola is Executive Vice President and President, New Medicines at UCB S.A. Dr Kola joined UCB from Schering Plough Corporation where he was Senior Vice President, Discovery Research and Early Clinical Research & Experimental Medicine at Schering-Plough Research Institute and Chief Scientific Officer, Schering Plough Corporation. Prior to Schering-Plough, Dr Kola held senior positions at Merck, as Senior Vice President and Site Head, Basic Research and at Pharmacia Corporation where he was Vice President, Research and Global Head, Genomics Science and Biotechnology with Pharmacia Corporation, and served as a consultant to SmithKline Beecham Pharmaceuticals and as a member of their Genomics Advisory Board. Dr Kola holds Adjunct Professorships of Medicine at Washington University and at Monash University Medical School; a Foreign Adjunct Professorship at The Karolinska Institute; and is a William Pitt Fellow at Pembroke College, Cambridge University, UK. Dr Kola has a Ph.D. in Medicine from the University of Cape Town, South Africa.

Executive Management Team

James S. J. Manuso, PhD, MBA
Chief Executive Officer

Harren Jhoti, PhD
President

Mohammad Azab, MD, MSc, MBA
Chief Medical Officer

Martin Buckland, DPhil, MBA
Chief Business Officer

Michael Molkentin, CPA
Chief Financial Officer and Corporate Secretary

Proposed Board of Directors

James S. J. Manuso, PhD, MBA
Chairman, Chief Executive Officer

Peter Fellner, PhD
Vice Chairman

Walter J. Lack
Independent Director

Harren Jhoti, PhD
President

Charles J. Casamento, RPh, MBA
Independent Director

Thomas V. Girardi, JD, LLM
Independent Director

Allan R. Goldberg, PhD
Independent Director

Tim Haines, MBA
Independent Director

Ismail Kola, PhD
Independent Director

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

About | Pipeline | Deal Structure | Leadership | News & SEC Filings | Events & Presentations | Contact Us

News & SEC Filings

The following press announcements and SEC Filings are available for downloading.

Featured News

APR 06 SuperGen and Astex Therapeutics Enter Definitive Merger Agreement

Downloadable Assets

- Proposed Merger Presentation
- SuperGen Fact Sheet
- Astex Therapeutics Fact Sheet
- SuperGen Logo
- Astex Therapeutics Logo
- James S. J. Manuso, PhD, MBA, Photo
- Harren Jhoti, PhD, Photo
- Combined Press Kit

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Visit Astex Therapeutics Website
Visit SuperGen Website

About
Pipeline
Deal Structure
Leadership
James S. J. Manuso
Harren Jhoti
Mohammad Azab
Martin Buckland
Michael Molkentin

News & SEC Filings
Press Kit
Events & Presentations
Contact Us

Forward-Looking Statement
Additional Information
Privacy Policy
Terms of Use

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

FOR IMMEDIATE RELEASE

SUPERGEN AND ASTEX THERAPEUTICS ENTER DEFINITIVE MERGER AGREEMENT

Creating a Financially Strong, International Oncology Company

DUBLIN, California and CAMBRIDGE, UK, April 6, 2011 – SuperGen, Inc. (NASDAQ: SUPG), a U.S.-based pharmaceutical company dedicated to the discovery and development of novel cancer therapies, and Astex Therapeutics Limited, a privately held, U.K.-based biotechnology company developing targeted therapies for oncology and virology, jointly announce today that they have entered into a definitive agreement to merge the two companies, subject to customary closing conditions, including regulatory and shareholder approvals.

The combined entity, to be named Astex Pharmaceuticals, Inc., is expected to create a global leader in innovative oncology drug discovery, development and commercialization with $120 million in cash and cash equivalents forecasted post deal closure. The company plans to leverage a revenue stream from its product Dacogen®, marketed in North America by Eisai and in the rest of the world by Johnson & Johnson. The combined company's clinical pipeline will include seven drugs in development – four of which are currently in or entering into Phase II clinical trials and three of which are currently partnered with large pharmaceutical companies.

The combined company, which is expected to be listed on NASDAQ under the symbol ASTX, expects to have:

- Top-tier partnerships including current partnerships with GlaxoSmithKline, Eisai, Johnson & Johnson, Novartis and AstraZeneca
- Nearly $2 billion in potential future milestone revenues, plus royalties
- An industry leading drug discovery platform to sustain future value creation
- Integrated operations based in two of the world's leading biotech clusters, in the United States and the United Kingdom.

Pursuant to the terms of the agreements, SuperGen plans to purchase Astex Therapeutics Limited, paying Astex shareholders $25 million in cash, plus shares in SuperGen common stock representing 35 percent of the total post closing shares outstanding. Subsequently, SuperGen plans to pay deferred consideration in the amount of $30 million, to be paid in stock or cash at the discretion of the combined entity, over a period of 30 months. The combined entity will assume all outstanding incentive stock options of Astex Therapeutics Limited. Completion of the transaction will be subject to approval by the shareholders of each company, customary closing conditions, and U.S. and U.K. regulatory review and clearance. The proposed transaction is expected to close in July 2011.

Under the new management structure, James S.J. Manuso, chairman, president and chief executive officer of SuperGen Inc., would become chairman and chief executive officer of Astex Pharmaceuticals, Inc., and Harren Jhoti, chief executive officer of Astex Therapeutics Limited, would become president and a member of the Board of Directors of the combined entity. The Board of Directors of the combined entity would also include Peter Fellner as vice chairman, Walter Lack, Charles Casamento, Thomas Girardi, Allan Goldberg, Tim Haines and Ismail Kola.

"We believe the combination of SuperGen and Astex accelerates SuperGen's business model and brings together the people, partnerships, clinical assets, discovery platforms, infrastructures and capital resources to generate significant shareholder value in the years ahead," said SuperGen's Manuso. "The outstanding pipeline and highly regarded drug discovery platform of Astex, coupled with the product candidates, development expertise and capital resources of SuperGen, are expected to give rise to a powerful new entity capable of delivering valuable cancer therapies targeting critical medical needs."

"We believe this merger creates a world class oncology company with a rare profile," said Astex's Jhoti. "Astex Pharmaceuticals, Inc. will emerge with an industry leading drug discovery platform that we believe will continue to generate a vibrant and growing R&D pipeline, backed by an established revenue stream and a strong capital foundation. We are very pleased about the synergies of purpose and talents that Astex and SuperGen are bringing together to create what we expect to be one of the world's foremost oncology discovery and development companies."

Management from SuperGen and Astex will host a conference call to discuss the proposed merger tomorrow, April 7th at 8:00 am EST / 1:00 pm BST. A live webcast of the conference call and presentation materials are accessible on a new website http://www.astex-supergen.com, or in the investor relations section of the SuperGen or Astex Therapeutics websites at http://www.supergen.com and http://www.astextherapeutics.com. A webcast replay of the conference call will be available for 90 days.

On April 12th SuperGen and Astex will discuss in depth their respective pipelines and discovery operations at a joint Investor and Analyst Day in New York. Information about the live and archived webcast of these presentations will be available through the above mentioned websites.

\# # #

About SuperGen

SuperGen is a pharmaceutical company dedicated to the discovery and development of novel cancer therapeutics in epigenetic and cell signaling modulation. SuperGen develops products through biochemical and clinical proof of concept to partner for further development and commercialization.

In addition to internal discovery programs, SuperGen has two drugs advancing in the clinic and a discovery collaboration with GlaxoSmithKline focused on epigenetic targets.

For more information about SuperGen, please visit http://www.supergen.com.

About Astex Therapeutics

Astex is a UK-based biotechnology company that discovers and develops novel small molecule therapeutics. Using its pioneering fragment-based drug discovery platform, Pyramid™, Astex has built a pipeline of molecularly-targeted oncology drugs, of which three are currently being tested in clinical trials with others in discovery and pre-clinical development.

In addition to its proprietary research programs, Astex's productivity in lead discovery has been endorsed through numerous partnerships with major pharmaceutical companies, including AstraZeneca, GlaxoSmithKline, Johnson & Johnson and Novartis.

For further information on Astex, please visit the company's website at www.astextherapeutics.com.

SuperGen, Inc. Timothy Enns, SVP Corporate Communication and Business Development Tel: +1 (925) 560-2810 Email: tim.enns@supergen.com	**Astex Therapeutics Ltd** Jeremy Carmichael, Director of Business Development Tel: +44(0)1223 226200 Email: info@astex-therapeutics.com
Media Contact **Fleishman-Hillard** Michael Ares Tel: +1 (404) 739-0133 Email: michael.ares@fleishman.com	**Media Contact** **College Hill (Europe)** Melanie Toyne Sewell Tel: +44 (0) 20 7866 7866 Email: astex@collegehill.com
Investor Relations **The Trout Group** Alan Roemer Tel: + 1 (646) 378-2945 Email: aroemer@troutgroup.com	**Media Contact** **College Hill (US)** Rebecca Skye Dietrich Tel: +1 (857) 241-0795 Email: astex@collegehill.com

Note on Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the combined entity's cash projections, ability to meet drug development milestones, have successful research and development capabilities, maintain strong partnerships with large pharmaceutical companies, maintain revenue streams from Dacogen, successfully integrate the development, research and financial operations of two organizations in two overseas locations, and the expected closing of the proposed Transaction. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Transaction, satisfaction of closing conditions precedent to the consummation of the proposed Transaction, and such other risks as identified in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the Company's most recent Quarterly Reports on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this press release.

Important Additional Information

SuperGen is not asking for your vote or soliciting a proxy in connection with the transaction at this time. This press release is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to purchase, shares of common stock of SuperGen. This press release is not a substitute for the proxy statement that SuperGen will file with the Securities and Exchange Commission in connection with the transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND STOCKHOLDERS OF SUPERGEN ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The final proxy statement will be mailed to SuperGen stockholders. The proxy statement and other relevant materials (when they become available), and any other documents filed by SuperGen with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov, by contacting SuperGen's Investor Relations Department by phone at (925) 560-0100 or by mail at 4140 Dublin Blvd., Suite 200, Dublin, CA 94568 USA.

Participants in the Solicitation

SuperGen and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SuperGen's directors and executive officers is available in SuperGen proxy statement for its 2010 annual meeting of stockholders and Annual Report on Form 10-K for the year ended December 31, 2010, which were filed with the SEC on April 30, 2010 and March 9, 2011, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

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© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen



Events & Presentations

Astex Therapeutics and SuperGen will participate in the following events and conferences during 2011.

APR 12 SuperGen & Astex Therapeutics Analyst Presentation
New York, NY, US

APR 15 Future Leaders in the Biotech Industry Conference
New York, NY, US

MAY 23-24 BioEquity Europe 2011
Paris, FR
Presenting

JUN SuperGen Annual Shareholders Meeting

JUN 3-7 **ASCO Annual Meeting 2011**
Chicago, IL, US

JUN 8-10 **Structure-Based Drug Design**
Cambridge, MA, US
Presenting, TBD

JUN 27-30 BIO International Convention
Washington, DC, US

JUL 17-22 **Gordon Research Conference: Computer-Aided Drug Design: The Impact of Computational Sciences Along the Drug Discovery Process**
West Dover, VT, US
Presenting, TBD

JUL 26-29 **Challenges in Chemical Biology**
Manchester, UK

SEP 7-8 **5th Annual Discovery Conference**
Manchester, UK

OCT 2-7 **29th Noordwijkerhout-Camerino Cyprus Conference on Medicinal Chemistry**
Lemesos, Cyprus
Presenting

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Contact Us



SuperGen
Corporate Office

4140 Dublin Blvd.
Suite 200
Dublin, CA 94568

Phone: 925.560.0100
Fax: 925.560.0101
www.supergen.com

Astex Therapeutics
Corporate Office

436 Cambridge Science Park
Cambridge CB4 0QA, UK

Phone: +44 (0) 1223 226200
Fax: +44 (0) 1223 226201
www.astex-therapeutics.com

Media

Fleishman-Hillard
404.739.0133

Michael Ares
Cell: 678.294.3651

College Hill

Europe
Melanie Toyne Sewell
Daniel Gooch
Phone: +44 20 7866 7866

US
Rebecca Skye Dietrich
Phone: 857.241.0795

Investor Relations

Trout Group
646.378.2900

Alan Roemer
Cell: 646.378.2945

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We have received your inquiry and will get back to you shortly.

Astex Therapeutics

Corporate Office
436 Cambridge Science Park
Milton Road
Cambridge
CB4 0QA
UK

Phone: +44 (0)1223 226200
Fax: +44 (0)1223 226201
Web: www.astex-therapeutics.com

Primary IR Contact
Neil Jones
VP Finance and Administration
Email: n.jones@astex-therapeutics.com

Public Relations and Media Contact
Jeremy Carmichael
Email: J.Carmichael@astex-therapeutics.com

SuperGen, Inc.

Corporate Office
4140 Dublin Blvd.
Suite 200
Dublin, CA 94568

Phone: 925-560-0100
Fax: 925-560-0101
Web: www.supergen.com

Primary IR Contact
Timothy L. Enns
Sr. Vice President, Corporate Communications and Business Development
Phone: 925-560-0100
Fax: 925-551-6491
E-mail: tenns@supergen.com

Public Relations and Media Contact

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

astex therapeutics SuperGen

Forward-Looking Statement

This presentation and other statements that SuperGen may make, including statements about the benefits of the transaction with Astex Therapeutics, Ltd. ("Astex"), may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to SuperGen's future financial or business performance, strategies or expectations.

Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions.

SuperGen cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change overtime. Forward-looking statements speak only as of the date they are made, and SuperGen assumes no cuty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in SuperGen's SEC reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual result to differ materially from forward-looking statements or historical performance: 1) the success of drug development efforts; (2) our cash and prospective financial positions; (3) the achievement of regulatory approvals in the US and abroad; (4) the success of partnerships to develop and sell drugs in the US and abroad; (5) our ability to develop and commercialize new drugs; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) the adequacy of intellectual property protection; (9) the impact of legislative and regulatory actions and regulatory, supervisory or enforcement actions of government agencies; (10) the ability to attract and retain highly talented professionals; and (11) the ability of SuperGen to consummate the transaction with Astex and realize the benefits of such transaction.

SuperGen's Annual Reports on Form 10-K and SuperGen's subsequent reports filed with the SEC, accessible on the SEC's website at **www.sec.gov** and on SuperGen's website at **www.supergen.com**, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not part of this presentation.

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

About | Pipeline | Deal Structure | Leadership | News & SEC Filings | Events & Presentations | Contact Us

Additional Information



SuperGen, Inc. (the "Company") plans to file with the Securities and Exchange Commission (the "SEC") and furnish to its stockholders a proxy statement in connection with the proposed transaction, pursuant to which the Company would acquire Astex Therapeutics, Ltd. (the "Transaction"). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at **www.sec.gov**. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by telephone or by going to the Company's corporate website at **www.supergen.com** (click on "SEC Filings") or by going to a new website **www.astex-supergen.com**.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in the Company's proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010. This document is available free of charge as described in the preceding paragraph.

Visit Astex Therapeutics Website
Visit SuperGen Website

About
Pipeline
Deal Structure
Leadership
James S. J. Manuso
Harren Jhoti
Mohammad Azab
Martin Buckland
Michael Molkentin

News & SEC Filings
Press Kit
Events & Presentations
Contact Us

Forward-Looking Statement
Additional Information
Privacy Policy
Terms of Use

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.

About | Pipeline | Deal Structure | Leadership | News & SEC Filings | Events & Presentations | Contact Us

Thank you!

We appreciate your interest in Joint Analyst Day, April 12, 2011. You'll receive more detailed information via email.

Visit Astex Therapeutics Website
Visit SuperGen Website

About
Pipeline
Deal Structure
Leadership
James S. J. Manuso
Harren Jhoti
Mohammad Azab
Martin Buckland
Michael Molkentin

News & SEC Filings
Press Kit
Events & Presentations
Contact Us

Forward-Looking Statement
Additional Information
Privacy Policy
Terms of Use

© 2011 Astex Therapeutics Limited. All rights reserved. | © 2011 SuperGen Inc. All rights reserved.